UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22314
Oppenheimer Corporate Bond Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: July 31
Date of reporting period: 7/29/2011

Item 1. Reports to Stockholders.

July 31, 2011

Oppenheimer

Corporate Bond Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Manager

ANNUAL REPORT

Fund Allocations

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

July 31, 2011 Oppenheimer Management Corporate Commentary
and Bond Fund Annual Report
M A N A G E M E N T C O M M E N TA R Y
An Interview with Your Fund’s Portfolio Manager
A N N U A L R E P O RT
Fund Allocations
Fund Performance Discussion Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Corporate Bonds and Notes — Top Ten Industries
Capital Markets	9.8%
Insurance	9.6
Commercial Banks	8.8
Oil, Gas & Consumable Fuels	6.4
Diversified Financial Services	6.1
Media	5.5
Electric Utilities	5.1
Diversified Telecommunication Services	5.0
Energy Equipment & Services	3.2
Consumer Finance	2.8
Portfolio holdings and allocations are subject to change. Percentages are as of July 29, 2011, and are based on net assets.
Credit Allocation

Credit Rating Breakdown	NRSRO Only Total
AAA	8.4%
AA	3.5
A	32.0
BBB	49.2
BB	5.4
CCC	1.5
Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of July 29, 2011 and are subject to change. Except for certain securities issued or guaranteed by a sovereign or supranational entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a sovereign or supranational entity are assigned a credit rating equal to the highest NRSRO rating assigned to that sovereign or supranational entity. U.S. Government “Treasury” and “Agency” securities are included in the AAA category. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. “Investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, but may or may not be equivalent of investment-grade. Please consult the Fund’s prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.
6 | OPPENHEIMER CORPORATE BOND FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during the reporting period ended July 29, 2011, followed by graphical comparisons of the Fund’s performance to an appropriate broad-based market index.1
Management’s Discussion of Fund Performance. From the Fund’s inception on August 2, 2010, through July 29, 2011, Oppenheimer Corporate Bond Fund’s Class A shares (without sales charge) returned 7.58%, outperforming the Barclays Capital U.S. Aggregate Bond Index, which produced a return of 4.63%.
     Most areas of the corporate bond market produced positive results for the Fund during the reporting period. The Fund received its strongest contribution to performance from its holdings in the financials sector. At period end, this sector accounted for close to 40% of the Fund’s assets and represented its largest allocation of corporate bonds. Within financials, the Fund performed well in a few areas, including in the commercial banks and insurance sectors. Commercial banks accounted for close to 9% of the Fund’s assets and insurance approximately 9.5% of the Fund’s assets at period end. The Fund performed well in other areas as well. Top contributors to performance included holdings within the diversified telecommunication services and electric utilities sectors. Additionally, the oil, gas and consumable fuels sector performed well for the Fund. Within the media sector, the Fund received positive contributions from cable-related holdings. For the overall period, a tilt towards lower-rated, investment grade corporate debt, especially BBBs, boosted relative performance. BBBs performed particularly well for the Fund over the first half of the reporting period. They experienced a degree of volatility over the final months of the period amid a sell-off among higher-yielding, lower credit quality corporate bonds, but this did not offset their strong performance earlier in the period. At period end, BBBs consisted of approximately 49% of the Fund’s credit allocation.
     The Fund also had an approximate 4% allocation at period end to mortgage-backed securities (MBS), largely comprised of non-agency MBS, with a much smaller allocation to commercial MBS (CMBS). Non-agency MBS benefited Fund performance as they performed well, particularly early in the reporting period, as higher-yielding asset classes continued to rally and outperformed historically defensive securities, such as U.S. Treasuries. As the latter portion of the reporting period became more volatile, the performance of MBS, primarily CMBS, did not generally fare as well. CMBS represented a slight drag on Fund performance for the overall period.
1. July 29, 2011 was the last business day of the Fund’s fiscal year. See note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
7 | OPPENHEIMER CORPORATE BOND FUND

FUND PERFORMANCE DISCUSSION
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until July 29, 2011. In the case of Class A, Class C, Class N and Class Y shares, performance is measured from inception of the Class on August 2, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class C and Class N shares, and reinvestments of all dividends. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
Not part of the annual report to Fund shareholders
8 | OPPENHEIMER CORPORATE BOND FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 13 for further information.
1. July 29, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
9 | OPPENHEIMER CORPORATE BOND FUND

FUND PERFORMANCE DISCUSSION
10 | OPPENHEIMER CORPORATE BOND FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 13 for further information.
1. July 29, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
11 | OPPENHEIMER CORPORATE BOND FUND

FUND PERFORMANCE DISCUSSION
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 13 for further information.
1. July 29, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
12 | OPPENHEIMER CORPORATE BOND FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 8/2/10. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class C shares of the Fund were first publicly offered on 8/2/10. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1%. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 8/2/10. Class N shares are offered only through certain retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1%. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 8/2/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
13 | OPPENHEIMER CORPORATE BOND FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 29, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
14 | OPPENHEIMER CORPORATE BOND FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	February 1, 2011	July 29, 2011	July 29, 2011

Actual
Class A	$1,000.00	$1,048.30	$3.67
Class C	1,000.00	1,043.00	8.80
Class N	1,000.00	1,046.60	6.24
Class Y	1,000.00	1,048.10	3.77

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.94	3.62
Class C	1,000.00	1,015.94	8.69
Class N	1,000.00	1,018.44	6.16
Class Y	1,000.00	1,020.84	3.72
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended July 29, 2011 are as follows:

Class	Expense Ratios

Class A	0.73%
Class C	1.75
Class N	1.24
Class Y	0.75
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
15 | OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS July 29, 2011*

	Principal
	Amount	Value

Mortgage-Backed Obligations—4.3%
Banc of America Commercial Mortgage Trust 2006-5,
Commercial Mtg. Pass-Through Certificates, Series 2006-5,
Cl. AM, 5.448%, 9/1/47	$50,000	$49,996
Banc of America Commercial Mortgage Trust 2007-5, Commercial Mtg.
Pass-Through Certificates, Series 2007-5, Cl. AM, 5.772%, 2/1/51	120,000	116,429
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Mtg. Pass-Through
Certificates, Series 2006-AR2, Cl. 1 A2, 2.847%, 3/1/36[1]	125,940	99,898
Greenwich Capital Commercial Funding Corp./Commercial Mortgage
Trust 2005-GG5, Commercial Mtg. Pass-Through Certificates,
Series 2005-GG5, Cl. AM, 5.277%, 4/1/37	120,000	115,634
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7,
Commercial Mtg. Pass-Through Certificates, Series 2006-LDP7, 5.88%, 4/1/45[1]	110,000	112,791
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg.
Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.664%, 12/1/35[1]	198,369	167,776
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY2, Cl. 1A1, 2.779%, 12/1/36[1]	247,101	181,616
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	56,627	48,047
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.747%, 3/1/36[1]	207,163	177,634
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR6, Cl. 3A1, 2.821%, 3/25/36[1]	197,968	164,855
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through
Certificates, Series 2007-AR8, Cl. A1, 6.083%, 11/1/37[1]	201,380	163,090

Total Mortgage-Backed Obligations (Cost $1,439,558)		1,397,766

Corporate Bonds and Notes—86.9%
Consumer Discretionary—10.1%
Automobiles—0.5%
DaimlerChrysler NA Holdings Corp., 8.50% Nts., 1/18/31	120,000	168,047
Diversified Consumer Services—0.4%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	105,000	113,138
Hotels, Restaurants & Leisure—1.5%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[2]	225,000	239,995
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	220,000
		253,856

		493,851

Household Durables—1.1%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	96,000	107,238
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	130,000	138,400
16 | OPPENHEIMER CORPORATE BOND FUND

	Principal
	Amount	Value

Household Durables Continued
Whirlpool Corp.:
5.50% Sr. Unsec. Unsub. Nts., 3/1/13	$33,000	$34,956
8% Sr. Unsec. Nts., 5/1/12	80,000	84,185

		364,779

Leisure Equipment & Products—0.1%
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13	28,000	29,917
Media—5.5%
Comcast Corp., 6.40% Sr. Unsec. Nts., 3/1/40	163,000	182,656
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
6.375% Sr. Unsec. Nts., 3/1/41	152,000	167,439
7.625% Sr. Unsec. Unsub. Nts., 5/15/16	105,000	114,171
Historic TW, Inc., 9.125% Debs., 1/15/13	42,000	46,538
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	136,000	151,980
10% Sr. Unsec. Nts., 7/15/17	203,000	241,063
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	97,000	112,641
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/412	129,000	128,944
Time Warner Cable, Inc., 5.875% Sr. Unsec. Unsub. Nts., 11/15/40	140,000	144,409
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	159,000	194,520
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/212	203,000	219,431
6.50% Sr. Sec. Nts., 1/15/18	100,000	110,500

		1,814,292

Multiline Retail—0.6%
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	176,000	176,356
Specialty Retail—0.4%
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	133,000	135,328
Consumer Staples—6.8%
Beverages—1.7%
Anheuser-Busch Inbev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19	290,000	378,568
Diageo Capital plc, 5.875% Unsec. Unsub. Bonds, 9/30/36	160,000	181,074

		559,642

Food & Staples Retailing—0.7%
CVS Caremark Corp., 6.125% Sr. Unsec. Unsub. Nts., 9/15/39	103,000	112,261
Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	99,000	109,779

		222,040

Food Products—2.6%
Archer-Daniels-Midland Co., 5.765% Sr. Unsec. Bonds, 3/1/41	164,000	186,508
Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	195,000	242,764
17 | OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
Food Products Continued
Kraft Foods, Inc.:
6% Sr. Unsec. Nts., 2/11/13	$109,000	$117,560
6.50% Sr. Unsec. Unsub. Nts., 2/9/40	155,000	181,609
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	105,000	112,481

		840,922

Household Products—0.4%
Energizer Holdings, Inc., 4.70% Sr. Nts., 5/19/21[2]	140,000	142,489
Tobacco—1.4%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	111,000	166,183
Lorillard Tobacco Co., 6.875% Sr. Unsec. Nts., 5/1/20	140,000	156,576
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	136,000	150,098

		472,857

Energy—9.6%
Energy Equipment & Services—3.2%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	214,000	225,276
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	164,000	186,587
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	298,000	324,914
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	297,000	319,411

		1,056,188

Oil, Gas & Consumable Fuels—6.4%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	173,000	184,537
Apache Corp., 5.10% Sr. Unsec. Unsub. Nts., 9/1/40	215,000	218,833
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	405,000	467,762
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[2]	95,000	98,572
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	230,000	248,222
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	118,000	130,980
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	390,000	405,036
Sunoco Logistics Partners Operations LP, 7.25% Sr. Unsec. Nts., 2/15/12	152,000	156,747
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/21[2]	176,000	178,718

		2,089,407

Financials—38.5%
Capital Markets—9.8%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]	418,000	454,612
Credit Suisse Guernsey Ltd., 5.86% Jr. Sub. Perpetual Nts.[3]	478,000	446,930
Goldman Sachs Group, Inc. (The), 6.25% Sr. Nts., 2/1/41	320,000	322,456
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[2]	295,000	305,225
Morgan Stanley, 5.95% Sr. Unsec. Nts., Series F, 12/28/17	870,000	947,274
18 | OPPENHEIMER CORPORATE BOND FUND

	Principal
	Amount	Value
Capital Markets Continued
Nomura Holdings, Inc., 6.70% Sr. Unsec. Nts., 3/4/20	$132,000	$148,060
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	105,000	107,430
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	25,000	25,383
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[3]	457,000	447,860

		3,205,230

Commercial Banks—8.8%
BNP Paribas SA, 5.186% Sub. Perpetual Nts.[2,3]	201,000	185,021
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	300,000	294,000
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[1]	530,000	492,900
Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	162,000	186,600
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[2]	336,000	333,853
Standard Chartered plc, 6.409% Cv. Jr. Unsec. Sub. Bonds, 1/29/49[2]	400,000	382,275
Sumitomo Mitsui Banking Corp., 8% Unsec. Sub. Nts., 6/15/12	156,000	164,420
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K3	364,000	391,755
Zions Bancorp., 7.75% Sr. Unsec. Nts., 9/23/14	414,000	456,576

		2,887,400

Consumer Finance—2.8%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	135,000	144,304
Capital One Financial Corp., 4.75% Sr. Nts., 7/15/21	323,000	327,267
SLM Corp., 6.25% Sr. Nts., 1/25/16	421,000	441,272

		912,843

Diversified Financial Services—6.1%
Bank of America Corp., 5.875% Sr. Unsec. Unsub. Nts., 1/5/21	140,000	146,931
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17	508,000	570,714
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67[1,2]	127,000	108,268
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[3]	116,000	105,560
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[3]	563,000	605,530
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	428,000	469,124

		2,006,127

Insurance—9.6%
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	43,000	46,552
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	58,000	61,903
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	373,000	400,888
Hartford Financial Services Group, Inc. (The), 5.25% Sr. Unsec. Nts., 10/15/11	128,000	129,192
International Lease Finance Corp., 7.125% Sr. Sec. Nts., 9/1/18[2]	270,000	288,900
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21[2]	461,000	452,093
19 | OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
Insurance Continued
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	$490,000	$470,400
Prudential Financial, Inc., 5.15% Sr. Unsec. Unsub Nts., Series D, 1/15/13	130,000	137,014
Reinsurance Group of America, Inc., 5% Sr. Unsec. Nts., 6/1/21	262,000	268,671
Swiss Re Capital I LP, 6.854% Perpetual Bonds[2,3]	250,000	246,535
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	275,000	284,693
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[1,4]	345,000	345,000

		3,131,841

Real Estate Investment Trusts—1.4%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub. Nts., 9/15/11	13,000	13,090
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	16,000	16,426
CommonWealth REIT, 6.95% Sr. Unsec. Nts., 4/1/12	31,000	31,913
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	149,000	160,255
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	12,000	12,217
Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts., 3/1/12	101,000	102,499
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/12[2]	124,000	130,108

		466,508

Health Care—1.5%
Biotechnology—0.4%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	109,000	111,292
Health Care Providers & Services—0.6%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	83,000	92,927
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	108,000	111,815

		204,742

Pharmaceuticals—0.5%
Hospira, Inc., 5.60% Sr. Unsec. Unsub. Nts., 9/15/40	90,000	90,601
Mylan, Inc., 6% Sr. Nts., 11/15/18[2]	80,000	82,200

		172,801

Industrials—2.6%
Aerospace & Defense—0.7%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	107,000	110,478
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	103,000	113,944

		224,422

Commercial Services & Supplies—0.1%
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts., 8/15/11	26,000	26,048
Industrial Conglomerates—1.7%
General Electric Capital Corp., 6.375% Unsec. Sub. Bonds, 11/15/67	537,000	551,768
20 | OPPENHEIMER CORPORATE BOND FUND

	Principal
	Amount	Value
Road & Rail—0.1%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	$46,000	$47,695
Information Technology—2.0%
Communications Equipment—0.6%
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	49,000	53,059
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	62,000	66,211
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11	95,000	96,636

		215,906

Office Electronics—0.4%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	131,000	140,916
Semiconductors & Semiconductor Equipment—0.5%
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	137,000	157,884
Software—0.5%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	158,000	157,721
Materials—4.4%
Chemicals—1.9%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	102,000	113,439
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	311,000	321,453
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	95,000	108,300
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub.Nts., 12/1/40	71,000	76,260

		619,452

Containers & Packaging—0.4%
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	124,000	134,966
Metals & Mining—2.1%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	174,000	190,311
Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12	149,000	157,833
Xstrata Canada Corp.:
6% Sr. Unsec. Unsub. Nts., 10/15/15	197,000	223,520
7.25% Sr. Unsec. Unsub. Nts., 7/15/12	119,000	125,768

		697,432

Telecommunication Services—5.8%
Diversified Telecommunication Services—5.0%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	414,000	459,060
British Telecommunications plc, 9.875% Bonds, 12/15/30	186,000	263,868
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P, 9/15/39	95,000	95,950
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	102,000	112,455
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	210,000	242,550
Telecom Italia Capital SA, 7.175% Sr. Unsec. Unsub. Nts., 6/18/19	140,000	148,453
Telefonica Emisiones SAU, 5.134% Sr. Unsec. Unsub. Nts., 4/27/20	100,000	99,029
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	180,000	207,097

		1,628,462
21 | OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
Wireless Telecommunication Services—0.8%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	$237,000	$280,031
Utilities—5.6%
Electric Utilities—5.1%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[2]	103,000	108,134
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	233,000	255,337
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	112,000	114,727
Northeast Utilities Co., 7.25% Sr. Unsec. Nts., 4/1/12	109,000	113,231
Oncor Electric Delivery Co., 7% Debs., 9/1/22	330,000	407,098
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts, 5/1/21[2]	448,000	473,069
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[2]	150,000	201,336

		1,672,932

Energy Traders—0.3%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	75,000	82,072
Gas Utilities—0.2%
Florida Gas Transmission Co., 7% Sr. Unsec. Nts., 7/17/12[2]	77,000	80,388

Total Corporate Bonds and Notes (Cost $27,912,175)		28,496,132

	Shares

Investment Company—8.0%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.13%[5,6] (Cost $2,625,210)	2,625,210	2,625,210
Total Investments, at Value (Cost $31,976,943)	99.2%	32,519,108
Other Assets Net of Liabilities	0.8	258,692

Net Assets	100.0%	$32,777,800

Footnotes to Statement of Investments

*	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $5,245,202 or 16% of the Fund’s net assets as of July 29, 2011.

3.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

4.	Restricted security. The aggregate value of restricted securities as of July 29, 2011 was $345,000, which represents 1.05% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Dates	Cost	Value	Depreciation
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-7/26/11	$347,152	$345,000	$2,152
22 | OPPENHEIMER CORPORATE BOND FUND

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 29, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares
	August 2, 2010
	(Commencement	Gross	Gross	Shares
	of Operations)	Additions	Reductions	July 29, 2011
Oppenheimer Institutional Money Market Fund, Cl. E	—	19,923,735	17,298,525	2,625,210

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$2,625,210	$2,497
6. Rate shown is the 7-day yield as of July 29, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 29, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
Assets Table	Quoted Prices	Observable Inputs	Inputs	Value
Investments, at Value:
Mortgage-Backed Obligations	$—	$1,397,766	$—	$1,397,766
Corporate Bonds and Notes	—	28,496,132	—	28,496,132
Investment Company	2,625,210	—	—	2,625,210

Total Investments, at Value	2,625,210	29,893,898	—	32,519,108
Other Financial Instruments:
Futures margins	56,468	—	—	56,468

Total Assets	$2,681,678	$29,893,898	$—	$32,575,576
Liabilities Table
Other Financial Instruments:
Futures margins	$(33,549)	$—	$—	$(33,549)

Total Liabilities	$(33,549)	$—	$—	$(33,549)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
23 | OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Futures Contracts as of July 29, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds	Buy	16	9/21/11	$2,050,000	$55,211
U.S. Treasury Nts., 2 yr.	Buy	32	9/30/11	7,037,500	22,690
U.S. Treasury Nts., 5 yr.	Sell	46	9/30/11	5,586,484	(111,622)
U.S. Treasury Nts., 10 yr.	Buy	14	9/21/11	1,759,625	25,219

					$(8,502)

See accompanying Notes to Financial Statements.
24 | OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES July 29, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $29,351,733)	$29,893,898
Affiliated companies (cost $2,625,210)	2,625,210

32,519,108
Cash	93,763
Cash used for collateral on futures	125,000
Receivables and other assets:
Interest and dividends	465,725
Investments sold (including $65,292 sold on a when-issued or delayed delivery basis)	443,837
Futures margins	56,468
Shares of beneficial interest sold	44,295
Other	4,560

Total assets	33,752,756

Liabilities
Payables and other liabilities:
Investments purchased (including $64,982 purchased on a when-issued or delayed delivery basis)	821,275
Dividends	63,009
Futures margins	33,549
Distribution and service plan fees	15,628
Shareholder communications	8,106
Shares of beneficial interest redeemed	3,117
Transfer and shareholder servicing agent fees	1,355
Trustees’ compensation	941
Other	27,976

Total liabilities	974,956

Net Assets	$32,777,800

Composition of Net Assets
Par value of shares of beneficial interest	$3,188
Additional paid-in capital	32,059,217
Accumulated net investment loss	(941)
Accumulated net realized gain on investments	182,673
Net unrealized appreciation on investments	533,663

Net Assets	$32,777,800

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
25 | OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share (Loss)
Class A Shares:
Net asset value and redemption price per share (based on net assets of $30,079,583 and 2,925,055 shares of beneficial interest outstanding)	$10.28
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.79

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,060,741 and 200,531 shares of beneficial interest outstanding)	$10.28

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $611,570 and 59,453 shares of beneficial interest outstanding)	$10.29

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $25,906 and 2,519 shares of beneficial interest outstanding)	$10.28
See accompanying Notes to Financial Statements.
26 | OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF OPERATIONS For the Period Ended July 29, 2011 1

Investment Income
Interest (net of foreign withholding taxes of $965)	$1,173,850
Dividends:
Unaffiliated companies	128
Affiliated companies	2,497

Total investment income	1,176,475

Expenses
Management fees	109,548
Distribution and service plan fees:
Class A	20,488
Class C	4,815
Class N	972
Transfer and shareholder servicing agent fees:
Class A	6,671
Class C	1,537
Class N	364
Class Y	39
Shareholder communications:
Class A	18,888
Class C	3,002
Class N	1,144
Class Y	308
Legal, auditing and other professional fees	37,930
Trustees’ compensation	7,797
Administration service fees	1,500
Custodian fees and expenses	187
Other	4,012

Total expenses	219,202
Less waivers and reimbursements of expenses	(17,903)

Net expenses	201,299

Net Investment Income	975,176
1. For the period from August 2, 2010 (commencement of operations) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
27 | OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	$208,654
Closing and expiration of futures contracts	92,210

Net realized gain	300,864
Net change in unrealized appreciation/depreciation on:
Investments	542,165
Futures contracts	(8,502)

Net change in unrealized appreciation/depreciation	533,663

Net Increase in Net Assets Resulting from Operations	$1,809,703

See accompanying Notes to Financial Statements.
28 | OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended July 29,	2011[1]
Operations
Net investment income	$975,176
Net realized gain	300,864
Net change in unrealized appreciation/depreciation	533,663

Net increase in net assets resulting from operations	1,809,703

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(952,417)
Class C	(14,716)
Class N	(7,157)
Class Y	(896)

(975,186)

Distributions from net realized gain:
Class A	(119,090)
Class C	(1,089)
Class N	(534)
Class Y	(110)

(120,823)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	29,322,803
Class C	2,029,818
Class N	596,200
Class Y	15,285

31,964,106

Net Assets
Total increase	32,677,800
Beginning of period	100,000[2]
End of period (including accumulated net investment loss of $941 for the period ended July 29, 2011)	$32,777,800

1.	For the period from August 2, 2010 (commencement of operations) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Reflects the value of the Manager’s initial seed money invested on September 10, 2009.
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER CORPORATE BOND FUND

F I N A N C I A L HIGHLIGHTS

Class A Period Ended July 29,	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.41
Net realized and unrealized gain	.33

Total from investment operations	.74
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.41)
Distributions from net realized gain	(.05)

Total dividends and/or distributions to shareholders	(.46)
Net asset value, end of period	$10.28

Total Return, at Net Asset Value[3]	7.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,080
Average net assets (in thousands)	$23,784
Ratios to average net assets:[4]
Net investment income	4.02%
Total expenses[5]	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%
Portfolio turnover rate	112%

1.	For the period from August 2, 2010 (commencement of operations) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows: Period Ended July 29, 2011 0.86%
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER CORPORATE BOND FUND

Class C Period Ended July 29,	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.30
Net realized and unrealized gain	.34

Total from investment operations	.64
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.31)
Distributions from net realized gain	(.05)

Total dividends and/or distributions to shareholders	(.36)
Net asset value, end of period	$10.28

Total Return, at Net Asset Value[3]	6.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,061
Average net assets (in thousands)	$491
Ratios to average net assets:[4]
Net investment income	3.00%
Total expenses[5]	2.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%
Portfolio turnover rate	112%

1.	For the period from August 2, 2010 (commencement of operations) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows: Period Ended July 29, 2011 2.48%
See accompanying Notes to Financial Statements.
31 | OPPENHEIMER CORPORATE BOND FUND

F I N A N C I A L HIGHLIGHTS Continued

Class N Period Ended July 29,	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.36
Net realized and unrealized gain	.34

Total from investment operations	.70
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.36)
Distributions from net realized gain	(.05)

Total dividends and/or distributions to shareholders	(.41)
Net asset value, end of period	$10.29

Total Return, at Net Asset Value[3]	7.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$611
Average net assets (in thousands)	$203
Ratios to average net assets:[4]
Net investment income	3.53%
Total expenses[5]	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%
Portfolio turnover rate	112%

1.	For the period from August 2, 2010 (commencement of operations) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows: Period Ended July 29, 2011 1.81%
See accompanying Notes to Financial Statements.
32 | OPPENHEIMER CORPORATE BOND FUND

Class Y Period Ended July 29,	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.41
Net realized and unrealized gain	.33

Total from investment operations	.74
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.41)
Distributions from net realized gain	(.05)

Total dividends and/or distributions to shareholders	(.46)
Net asset value, end of period	$10.28

Total Return, at Net Asset Value[3]	7.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26
Average net assets (in thousands)	$22
Ratios to average net assets:[4]
Net investment income	4.06%
Total expenses[5]	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%
Portfolio turnover rate	112%

1.	For the period from August 2, 2010 (commencement of operations) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows: Period Ended July 29, 2011 2.24%
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Corporate Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of July 29, 2011, approximately 63% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager. The Fund commenced operations August 2, 2010.
     The Fund offers Class A, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since July 29, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions. For tax purposes, income and expenses are included through July 31, 2011, the last day of the Fund’s fiscal year end.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
34 | OPPENHEIMER CORPORATE BOND FUND

     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
35 | OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of July 29, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$64,982
Sold securities	65,292
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
36 OPPENHEIMER CORPORATE BOND FUND

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1]	Tax Purposes

$155,755	$20,016	$—	$540,565
1. During the fiscal year ended July 29, 2011, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Increase
	to Accumulated	to Accumulated Net
Reduction to	Net Investment	Realized Gain
Paid-in Capital	Loss	on Investments[2]

$1,701	$931	$2,632
2. $12,463, including $1,419 of long-term capital gain, was distributed in connection with Fund share redemptions.
The tax character of distributions paid during the period ended July 31, 2011 was as follows:

Period Ended
July 31, 2011

Distributions paid from:
Ordinary income	$1,067,219
Long-term capital gain	28,790

Total	$1,096,009

37 | OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 29, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$31,978,543
Federal tax cost of other investments	5,260,641

Total federal tax cost	$37,239,184

Gross unrealized appreciation	$664,343
Gross unrealized depreciation	(123,778)

Net unrealized appreciation	$540,565

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
38 | OPPENHEIMER CORPORATE BOND FUND

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
39 | OPPENHEIMER CORPORATE BOND FUND

N O T E S T O FINANCIAL STAT E MENTS Continued
2. Shares of Beneficial Interest Continued

	Period Ended July 29, 2011[1,2]
	Shares	Amount

Class A
Sold	3,202,861	$32,222,319
Dividends and/or distributions reinvested	10,676	108,624
Redeemed	(295,482)	(3,008,140)

Net increase	2,918,055	$29,322,803

Class C
Sold	222,250	$2,259,786
Dividends and/or distributions reinvested	1,365	13,879
Redeemed	(24,084)	(243,847)

Net increase	199,531	$2,029,818

Class N
Sold	57,898	$590,554
Dividends and/or distributions reinvested	674	6,859
Redeemed	(119)	(1,213)

Net increase	58,453	$596,200

Class Y
Sold	1,709	$17,210
Dividends and/or distributions reinvested	7	75
Redeemed	(197)	(2,000)

Net increase	1,519	$15,285

1. For the period from August 2, 2010 (commencement of operations) to July 29, 2011.
2. The Fund sold 7,000 shares of Class A at a value of $70,000 and 1,000 shares each of Class C, Class N and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on September 10, 2009. These amounts are not reflected in the table above.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the period ended July 29, 2011, were as follows:

	Purchases	Sales

Investment securities	$50,176,701	$22,581,247
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the
Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.45%
Next $500 million	0.40
Next $4 billion	0.35
Over $5 billion	0.30
40 | OPPENHEIMER CORPORATE BOND FUND

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the period ended July 29, 2011, the Fund paid $7,148 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2011 were as follows:

Class C	$15,613
Class N	12,584
41 | OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C	Class N
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Period Ended	Distributor	Distributor	Distributor	Distributor

July 29, 2011	$9,598	$—	$—	$—
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to limit the Fund’s “Total expenses,” so that as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.00%, 1.75%, 1.25% and 0.75%, for Class A, Class C, Class N and Class Y, respectively. During the period ended July 29, 2011, the Manager reimbursed the Fund $11,543, $3,412, $1,146 and $326 for Class A, Class C, Class N and Class Y shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the period ended July 29, 2011, the Manager waived fees and/or reimbursed the Fund $1,368 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the period ended July 29, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class C	$107
Class Y	1
     Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them
42 | OPPENHEIMER CORPORATE BOND FUND

more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors: Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
43 | OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Valuations of derivative instruments as of July 29, 2011 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted	Statement of Assets		Statement of Assets
for as Hedging Instruments	and Liabilities Location	Value	and Liabilities Location	Value

Interest rate contracts	Futures margins	$56,468*	Futures margins	$33,549*

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted
for as Hedging Instruments	Closing and expiration of futures contracts

Interest rate contracts	$ 92,210

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted
for as Hedging Instruments	Futures contracts

Interest rate contracts	$ (8,502)

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
44 | OPPENHEIMER CORPORATE BOND FUND

     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     During the period ended July 29, 2011, the Fund had an ending monthly average market value of $7,811,565 and $4,824,305 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
6. Restricted Securities
As of July 29, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former
45 | OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
46 | OPPENHEIMER CORPORATE BOND FUND

     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
47 | OPPENHEIMER CORPORATE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Corporate Bond Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Corporate Bond Fund, including the statement of investments, as of July 29, 2011, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from August 2, 2010 (commencement of operations) to July 29, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 29, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Corporate Bond Fund as of July 29, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period from August 2, 2010 (commencement of operations) to July 29, 2011, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
September 20, 2011
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.01307 per share were paid to Class A, Class C, Class N and Class Y shareholders, respectively, on December 30, 2010. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     None of the dividends paid by the Fund during the fiscal year ended July 29, 2011 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended July 29, 2011 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 29, 2011, the maximum amount allowable but not less than $810,767 or 83.14% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $265,116 or 100% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies (“portfolio proxies”) relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Fund’s Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
     This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds.
Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees and Trustee (since 2009) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non- profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979- January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Trustee (since 2009) Age: 74	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2009) Age: 72	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000—June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2009) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the
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TRUSTEES AND OFFICERS Unaudited / Continued

Jon S. Fossel, Continued	Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 2009) Age: 70	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish, Trustee (since 2009) Age: 62	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987- March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 15 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2009) Age: 64	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991- April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2009) Age: 66	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust
52 | OPPENHEIMER CORPORATE BOND FUND

Robert J. Malone, Continued	(commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993- 2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2009) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999—March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive
53 | OPPENHEIMER CORPORATE BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued	Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President and Portfolio Manager (since 2009) Age: 51	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005- April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.
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Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2009) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2009) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2009) Age: 62	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002-December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
55 | OPPENHEIMER CORPORATE BOND FUND

OPPENHEIMER CORPORATE BOND FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
56 | OPPENHEIMER CORPORATE BOND FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
57 | OPPENHEIMER CORPORATE BOND FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
58 | OPPENHEIMER CORPORATE BOND FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The inception date of the fund was 8/2/2010. The principal accountant for the audit of the registrant’s annual financial statements billed $26,000 in fiscal 2011.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2011.
The principal accountant for the audit of the registrant’s annual financial statements billed $168,500 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and custody examination.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2011.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees for fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2)	100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $168,500 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/29/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2)	Exhibits attached hereto.
(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Corporate Bond Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 9/13/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 9/13/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 9/13/2011